UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2006 (August 3, 2006)

GTECH Holdings Corporation

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-11250	05-0450121
(Commission File Number)	(IRS Employer Identification Number)

55 Technology Way, West Greenwich, Rhode Island 02817

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 401-392-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 204.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8– Other Events

Item 8.01.	Other Events.

GTECH Brasil Ltda., our Brazilian subsidiary (“GTECH Brazil”), has provided online lottery services and technology to Caixa Economica Federal (“CEF”), the Brazilian bank and operator of Brazil’s National Lottery, since 1997. Revenues from our contract with CEF accounted for 11.1% of our total fiscal 2006 revenues, making CEF our largest customer in fiscal 2006 based upon annual revenues.

As previously reported, our then-existing contract with CEF expired on May 14, 2006, and, on May 15, 2006, GTECH Brazil entered into a new 90-day contract with CEF. The May 2006 contract retains all of GTECH Brazil’s service offerings and the fixed and variable fee structure in place under the contract which expired on May 14, 2006, and since May 15, 2006 we have continued to operate CEF’s lottery and financial transactions processing systems under this contract. We also previously reported that CEF had announced its intention to develop a central in-house system to replace the services provided by GTECH Brazil under our contract with CEF, and we therefore did not anticipate that our contract with CEF would be extended on a long-term basis.

We have supported CEF through the transition and conversion process and had indicated a willingness to continue our support if desired and/or necessary.

By letter dated August 3, 2006, CEF notified GTECH Brazil that CEF has no interest in extending its May 2006 contract with GTECH Brazil. Accordingly, CEF has requested that GTECH Brazil deactivate all of its terminals installed on CEF’s lottery networks not later than 9:00 p.m. on August 12, 2006. In light of this, our contract with CEF will terminate in accordance with its terms on August 13, 2006 as previously disclosed, and we do not anticipate receiving any compensation from CEF with respect to periods after August 12, 2006.

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FORWARD-LOOKING STATEMENTS

All statements in this document, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks, and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Factors that may affect the business or financial results of the Company, are described in the Company’s filings with the SEC, including Items 1 and 7 of the Company’s annual report on Form 10-K for the fiscal year ended February 25, 2006. The Company does not undertake any obligation to update its forward-looking statements to reflect events or circumstances after the date of this document.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, GTECH Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTECH HOLDINGS CORPORATION

By:	/s/ Walter D. DeSocio
Walter G. DeSocio Senior Vice President, General Counsel and Secretary and Chief Compliance Officer, Human Resources

Dated: August 8, 2006